UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K
                           Current Report


                  Commission File Number 1-5109


                     TODD SHIPYARDS CORPORATION
      (Exact name of registrant as specified in its charter)


            DELAWARE                           91-1506719
  (State or other jurisdiction of        (IRS Employer I.D. No.)
  incorporation or  organization)


      1801- 16th AVENUE SW, SEATTLE, WASHINGTON   98134-1089
    (Street address of principal executive offices - Zip Code)

           Registrant's telephone number: (206) 623-1635

Item 5.  Other Events

On January 31, 1995 the Company issued a press release announcing that the Company's wholly owned subsidiary Todd Pacific Shipyards Corporation signed a contract for the construction of one Jumbo Mark II Class Ferry for the Washington State Department of Transportation (the "DOT"), with an option, excersisable by the DOT, for the construction of two additional ferries of the same class.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

  28-1 Press Release dated January 31, 1995.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 31, 1995


                              /s/ Michael G. Marsh
                              By:  Michael G. Marsh
                              On Behalf of the Registrant as
                              Secretary and General Counsel